SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  :  June  30,  2003

                        POMEROY COMPUTER RESOURCES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              0-20022               31-1227808
--------                              -------               ----------
(State  or  other jurisdiction      (Commission           (IRS Employer
  of  incorporation)                file number)        Identification No.)

                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------


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Item  5.  Other  Events  and  Regulation  FD  Disclosure
--------------------------------------------------------

Pomeroy Computer Resources, Inc. announced that the change of its name to Pomeroy IT Solutions, Inc. will be effective July 1, 2003.

Item  7.          (c)  Exhibits
--------          -------------

     99.10          Press  Release  dated  June  27,  2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY  COMPUTER  RESOURCES,  INC.
                              -----------------------------------

Date:   June 30, 2003             By:  /s/ Michael E. Rohrkemper
                                  ------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer


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